Exhibit 10.1

LIMITED WAIVER AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

This LIMITED WAIVER AND FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made as of January 12, 2024 by and among Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), in connection with that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2022, by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, with respect to the fiscal quarter ended June 30, 2023, Section 5.01(b) of the Credit Agreement requires the Borrower to furnish to the Administrative Agent and each Lender its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter as further set forth in such Section (the statements delivered prior to the date hereof in respect of such period, the “Original June 2023 Financials”), which such financial statements shall be certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

WHEREAS, as set forth in that certain Notice of Default, dated December 19, 2023, delivered by the Borrower to the Administrative Agent and the Lenders, the Borrower and its auditors have identified certain differences and adjustments to the Original June 2023 Financials furnished to the Administrative Agent and the Lenders under the Credit Agreement, and the Borrower has advised the Administrative Agent and the Lenders of its intent to restate the Original June 2023 Financials (the “Restatement”, and such restated financial statements, the “Restated June 2023 Financials”).

WHEREAS, in connection with the Restatement, the Borrower has determined that (i) the Original June 2023 Financials did not present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and, as a result, a Default has occurred and is continuing under clause (e) of Article VII which will mature into an Event of Default on January 17, 2024, (ii) as a result of the foregoing, the certificate accompanying the Original June 2023 Financials delivered pursuant to Section 5.01(c) of the Credit Agreement contained representations that were incorrect in a material respect when made and, as a result, an Event of Default has occurred and is continuing under clause (c) of Article VII and (iii) the Borrower has made, or has been deemed to make, from time to time the representations and warranties set forth Sections 3.11 of the Credit Agreement with respect to the accuracy of all or a portion of the Original June 2023 Financials and the certificate accompanying the Original June 2023 Financials pursuant to Section 5.01(c) of the Credit Agreement as and when required by the Loan Documents, that may have been incorrect in a material respect when made and, as a result, additional Events of Default may have occurred and may be continuing under clause (c) of Article VII (all such events, collectively, together with each other Default or Event of Default arising a direct result of the Restatement, the “Restatement Events of Default”).

WHEREAS, with respect to the fiscal quarter ended September 30, 2023, Section 5.01(b) of the Credit Agreement requires the Borrower, within forty-five (45) days after the end of such fiscal quarter, to deliver to the Administrative Agent and each Lender quarterly financial statements for such fiscal quarter as further set forth in such Section (the “September 2023 Financials”).

WHEREAS, the Borrower has failed to timely deliver the September 2023 Financials, and, as a result, an Event of Default has occurred and is continuing under clause (e) of Article VII (the “Reporting Default”, and together with the Restatement Events of Default, the “Specified Defaults”).

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent (i) waive the Specified Defaults and (ii) agree to make certain amendments to the Credit Agreement.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1.            Limited Waiver.

(a)          The Borrower hereby acknowledges and agrees that the Specified Defaults have occurred and are continuing. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, and subject to the other terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders hereby waive the Specified Defaults.

(b)          The parties hereto agree that the limited waiver set forth in Section 1(a) shall be limited precisely as written to the Specified Defaults and (x) shall only be relied upon and used for the specific purpose set forth herein, (y) shall not constitute a custom or course of dealing among the parties hereto and (z) except as expressly set forth in this Section 1, shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default other than the Specified Defaults.

2.            Amendments to the Credit Agreement; Other Agreements.

(a)           Effective as of the date hereof, the Credit Agreement is hereby amended as follows:

(i)  Section 5.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) (i) (x) with respect to the fiscal quarter of the Borrower ended September 30, 2023, no later than February 29, 2024 and (y) with respect to each other of the first three fiscal quarters of each fiscal year of the Borrower, within forty-five (45) days after the end of each such fiscal quarter, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; and

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(ii) no later than February 29, 2024, a restatement of the financial statements previously delivered pursuant to Section 5.01(b) of this Agreement for the fiscal quarter ended June 30, 2023, certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, for the avoidance of doubt, accompanied by a certificate satisfying the requirements of Section 5.01(c) for such fiscal quarter;”

(ii) Clause (d) of Article VII of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d)        The Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(b)(i)(x) or 5.01(b)(ii) (or Section 5.01(c) with respect to the certificate required to accompany deliveries under such Section 5.01(b)(i)(x) or 5.01(b)(ii)), Section 5.02, 5.03 (with respect to the Borrower’s existence), 5.08 or 5.09, in Article VI or in Article X;”

(b)          From and after the date hereof until the date on which the Borrower delivers (x) all financial reporting materials required by Section 5.01(b) of the Credit Agreement and (y) the certificate required by Section 5.01(c) of the Credit Agreement, in each case with respect to the fiscal quarters of the Borrower ended June 30, 2023 and September 30, 2023 (such date, the “Updated Financials Delivery Date”):

(i)  any provision in the Loan Documents requiring demonstration (including on a pro forma basis) of the Fixed Charge Coverage Ratio, Senior Secured Net Leverage Ratio and/or the Total Net Leverage Ratio (whether at the prescribed covenant level or at another specified level) as condition to taking a permissive action thereunder shall be deemed not to be satisfied;

(ii) notwithstanding anything to the contrary in the Loan Documents, but subject to all other applicable conditions to credit extensions set forth in the Credit Agreement, the aggregate Revolving Credit Exposure shall not at any time exceed the lesser of $50,000,000 and the aggregate Revolving Commitments and, accordingly:

(x)  the Lenders shall not be required to make any Loans and the Issuing Bank shall not be required to issue, amend, renew or extend any Letter of Credit unless, after giving effect to any such extension of credit, the Total Revolving Credit Exposure does not exceed the lesser of $50,000,000 and the aggregate Revolving Commitments; and

(y) if at any time the aggregate principal amount of all of the Total Revolving Credit Exposure exceeds the lesser of $50,000,000 and the aggregate Revolving Commitments, the Borrower shall immediately repay Borrowings or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j) of the Credit Agreement, as applicable, in an aggregate principal amount sufficient to cause the aggregate principal amount of Total Revolving Credit Exposure to be less than or equal to the lesser of $50,000,000 and the aggregate Revolving Commitments; and

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(iii) the Borrower shall not be required to comply with Section 6.11(a) of the Credit Agreement (Minimum Liquidity).

(c)         The Borrower further acknowledges that (i) pursuant to clause (i) of the definition of “Applicable Rate” set forth in the Credit Agreement, Category 4 pricing shall continue to be applicable until the date that is three (3) Business Days after the Updated Financials Delivery Date and (ii) the commitment fee payable pursuant to Section 2.12 of the Credit Agreement shall be determined based on the full amount of the Revolving Commitments, notwithstanding the usage limitations set forth in Section 2(b)(ii) of this Agreement.

3.            Conditions of Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)          The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrower, the Required Lenders and the Administrative Agent, and the Consent and Reaffirmation attached hereto as Annex I duly executed by each Subsidiary Guarantor (the “Reaffirmation”).

(b)          The Administrative Agent shall have received payment of its reasonable and documented out-of-pocket expenses (including the out-of-pocket fees and expenses previously invoiced by foreign counsel for the Administrative Agent to the extent required by the Administrative Agent) in connection with this Agreement.

4.            Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)          This Agreement and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)          As of the date hereof, after giving effect to the terms of this Agreement, (i) the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) as of the date hereof, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects (or, if qualified by materiality or “Material Adverse Effect”, in all respects) as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

5.            Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Amended Credit Agreement.

(b)          The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Agreement and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement, the Security Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents and all filings made with any Governmental Authority in connection with such Liens. Without in any way limiting the foregoing, this Agreement shall not constitute a novation of the Loan Documents or any Obligations or Secured Obligations.

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(c)           Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders (including in connection with any Default or Event of Default), nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith (or any Default or Event of Default thereunder).

(d)          This Agreement and the Reaffirmation are Loan Documents.

6.            Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7.            Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

8.            Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. For the avoidance of doubt, the provisions of Section 9.06(b) of the Credit Agreement apply to this Waiver.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

EAGLE PHARMACEUTICALS, INC.,
as the Borrower

By:	/s/ Brian Cahill
Name: Brian Cahill
Title: Chief Financial Officer

Signature Page to Waiver and First Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ David Hyman
Name: David Hyman
Title: Authorized Signer

Signature Page to Waiver and First Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Christopher J. DeLauro
Name: Christopher J. DeLauro
Title: Senior Vice President

Signature Page to Waiver and First Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andy Reidell
Name: Andy Reidell
Title: Executive Director

Signature Page to Waiver and First Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Ahmed El Nokali
Name: Ahmed El Nokali
Title: Head of Capital Markets

Signature Page to Waiver and First Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

Signature Page to Waiver and First Amendment to

Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.

ANNEX I

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Waiver and First Amendment, dated as of the date hereof, in connection with the Third Amended and Restated Credit Agreement, dated as of November 1, 2022 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Eagle Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned (a) consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed, (b) reaffirms its obligations under the each and every Loan Document to which it is a party (including, without limitation, each applicable Collateral Document) and (c) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents and any filings made with a Governmental Authority in connection therewith. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: January 12, 2024

[Signature Page Follows]

Annex I

EAGLE BIOLOGICS, INC.

By:	/s/ Brian Cahill
Name: Brian Cahill
Title: Chief Financial Officer

EAGLE RESEARCH LABS LIMITED

By:	/s/ Brian Cahill
Name: Brian Cahill
Title: Director

ACACIA PHARMA INC.

By:	/s/ Ryan Debski
Name: Ryan Debski
Title: Secretary

ACACIA PHARMA GROUP LIMITED

By:	/s/ Ryan Debski
Name: Ryan Debski
Title: Director

ACACIA PHARMA LIMITED

By:	/s/ Ryan Debski
Name: Ryan Debski
Title: Director

ACACIA PHARMA IRELAND LIMITED

By:	/s/ Ryan Debski
Name: Ryan Debski
Title: Director

Signature Page to Consent and Reaffirmation

Amendment No. 1 to Third Amended and Restated Credit Agreement

Eagle Pharmaceuticals, Inc.